Exhibit 99.2

CONFIDENTIAL DRAFT – NOT FOR DISTRIBUTION

Thimble Point and Pear Therapeutics Announce Additional $50 million in Committed Capital to Fund Business Plan

Increases minimum gross proceeds from PIPE and Sponsor to $175 million

Removes minimum cash as a condition to the closing of the business combination

PIPE Investors have agreed to lock-up 82.4% of the PIPE shares

BOSTON – November 15, 2021 – Today, Thimble Point Acquisition Corp, Inc. (NASDAQ: THMA) (“Thimble Point”), a special purpose acquisition company, Pear Therapeutics, Inc. (“Pear”), the leader in developing and commercializing software to treat serious disease, called prescription digital therapeutics (PDTs), and an affiliate of Thimble Point’s sponsor, jointly announced an additional commitment from an affiliate of Thimble Point’s sponsor of up to $50 million.

Such commitment is in addition to the $23 million commitment that the affiliate of Thimble Point’s sponsor made as part of the private placement that is to be consummated in connection with the business combination (the “PIPE”). Together, the minimum gross amounts from the PIPE and by the affiliate of Thimble Point’s sponsor are expected to be $175 million. In connection with the revised definitive agreements, Pear has agreed to waive the requirement that total cash proceeds equal or exceed $200 million.

“Thimble Point’s mandate was to find a highly disruptive technology based company. We are thrilled to have found Pear, a company that is at the intersection of healthcare and technology and that could disrupt healthcare with cutting edge technology,” said Elon Boms, President and CEO of Thimble Point. “Pear is the perfect fit for us because its PDTs already are changing healthcare in the U.S., and Pear’s landmark payer decisions in 2021 with both government and commercial payers give us great confidence that PDTs will become mainstream medicine sooner than we expected when we approached Pear earlier this year. Thimble Point is proud to launch Pear as a well-funded public company.”

Under the terms of the revised definitive agreements, the affiliate of Thimble Point’s sponsor has agreed to fund the greater of (i) $27 million and (ii) the amount required to cause total gross proceeds from the PIPE, the commitments of Thimble Point’s sponsor and Thimble Point’s trust account to equal $175 million, subject to certain reductions if the total gross proceeds exceed $250 million. In consideration for the additional backstop funding from the affiliate of Thimble Point’s sponsor, Pear and Thimble Point have agreed to release certain shares and warrants held by the Sponsor from certain earn-out conditions in connection with the business combination. The affiliate of Thimble Point’s sponsor is also permitted to offer participants in the PIPE the opportunity to take part in the additional backstop funding for the transfer of certain shares and warrants held by the Sponsor in connection with such participation.

Additionally, today, Pear also announced that it had secured six-month lock-up agreements covering approximately 82.4% of the shares to be issued in connection with the previously announced $125 million PIPE, in each case subject to customary exceptions. No compensation was paid in connection with the entry into of such lock-up agreements.

“Pear is grateful for the support we have received from our PIPE investors and Thimble Point since we began raising the PIPE,” said Corey McCann, M.D., Ph.D., President and CEO of Pear. “Our PIPE investors showed their belief in Pear’s promise when we up-sized the PIPE and did so again when they signed the lock up agreements.”

In light of the revised definitive agreements, Thimble Point also announced today that it expects that the special meeting of Thimble Point stockholders to vote on the combination with Pear (the “Special Meeting”), originally scheduled for Tuesday, November 23, 2021, will be adjourned to Tuesday, November 30, 2021. As a result of this change, the Special Meeting will now be held at 9:00 AM, Eastern Time, on November 30, 2021, in virtual format at https://www.cstproxy.com/thimblepoint/2021. Only the holders of Thimble Point’s common stock as of the close of business on October 18, 2021, the record date for the Special Meeting, are entitled to vote at the Special Meeting.

THMA intends to provide further disclosure in respect of the above described matters prior to the meeting of the Thimble Point stockholders.

Business Combination with Thimble Point Acquisition Corp

As previously announced on June 22, 2021, Pear and Thimble Point Acquisition Corp. (NASDAQ: THMA), a special purpose acquisition company, entered into a definitive merger agreement, providing for a business combination that will result in Pear becoming a publicly listed company. A special meeting for Thimble Point stockholders to vote on the combination with Pear will be held virtually on November 23, 2021 at 9:00 AM, Eastern Time and is expected to be adjourned until November 30, 2021 at 9:00 AM, Eastern Time. Subject to stockholder approval, the business combination is expected to close shortly thereafter, subject to the satisfaction or waiver (as applicable) of all other closing conditions. Upon closing, Upon Closing, the Combined Company will trade on the NASDAQ under the ticker symbol “PEAR”.

About Pear Therapeutics

Pear Therapeutics is the leader in prescription digital therapeutics, or PDTs. Pear aims to redefine medicine by discovering, developing, and delivering clinically validated software-based therapeutics to provide better outcomes for patients, smarter engagement and tracking tools for clinicians, and cost-effective solutions for payers. Pear has a pipeline of products and product candidates across therapeutic areas, including the first three PDTs with disease treatment claims from FDA. Pear’s lead product, reSET®, for the treatment of substance use disorder, was the first PDT to receive marketing authorization from FDA to treat disease. Pear’s second product, reSET-O®, for the treatment of opioid use disorder, was the first PDT to receive Breakthrough Designation. Pear’s third product, Somryst® for the treatment of chronic insomnia, was the first PDT submitted through FDA’s traditional 510(k) pathway while simultaneously reviewed through FDA’s Software Precertification Pilot Program. For more information, visit Pear at www.peartherapeutics.com.

About Thimble Point Acquisition Corp.

Thimble Point Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. The Company intends to focus on high-growth software and technology-enabled companies that are disrupting large and established industries and markets, and is led by Elon S. Boms, the Company’s Chief Executive Officer and Chairman, and Steven “Woody” Benson,

the Company’s Chief Operating Officer and Director. The members of the Company’s management team are associated with the Pritzker Vlock Family Office, a multi-billion-dollar family office that invests in companies and their management teams with industry changing ideas, as well as LaunchCapital, a premier venture capital firm with offices in Boston, New Haven and New York.

Important Information and Where to Find It

BEFORE MAKING ANY VOTING DECISIONS, STOCKHOLDERS OF THIMBLE POINT AND PEAR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND RELATED TRANSACTIONS. THIMBLE POINT HAS FILED A REGISTRATION STATEMENT ON FORM S-4 WHICH INCLUDES A PROXY STATEMENT AND PROSPECTUS. The proxy statement/prospectus has been declared effective has been mailed to all Thimble Point stockholders of record at the close of business on October 18, 2021 for voting on the proposed business combination and other matters to be voted upon at a special meeting of Thimble Point’s stockholders (the “Special Meeting”). The definitive proxy statement/prospectus contains important information about the proposed business combination and the other matters to be voted on at the Special Meeting and is not intended to provide the basis for any investment decision or any other decision in respect of such matters.

Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Thimble Point stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Thimble Point. Such documents are not currently available.

Participants in the Solicitation

Thimble Point and Pear and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Thimble Point’s stockholders in respect of the proposed transactions. Information about Thimble Point’s directors and executive officers and their ownership of Thimble Point’s securities is set forth in Thimble Point’s filings with the SEC, including Thimble Point’s Registration Statement on Form S-1, which was declared effective by the SEC on February 1, 2021. To the extent that holdings of Thimble Point’s securities have changed since the amounts printed in Thimble Point’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

Certain statements, estimates, targets and projections in this press release may be considered forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Thimble Point and Pear. Forward looking statements generally relate to future events or involving, or future performance of, Thimble Point or Pear. For example, statements regarding anticipated growth in the industry in which Pear operates and anticipated growth in demand for Pear’s products, projections of Pear’s future financial results and other metrics, the satisfaction of closing conditions to the proposed transaction between Thimble Point and Pear (the “proposed transaction”) and the timing of the completion of the proposed transaction are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”,

“should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Thimble Point and its management, and Pear and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the risk that the proposed transaction, including the contemporaneous private placement of equity securities (the “PIPE investment”), may not be completed in a timely manner or at all, which may adversely affect the price of Thimble Point’s securities; (ii) the risk that the proposed transaction may not be completed by Thimble Point’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Thimble Point; (iii) the lack of a third party valuation in determining whether or not to pursue the proposed transaction; (iv) the amount of the costs, fees, expenses and other charges related to the proposed transaction and PIPE investment; (v) the outcome of any legal proceedings that may be instituted against Thimble Point, Pear, the combined company or others following the announcement of the Business Combination Agreement relating to the proposed transaction, the ancillary agreements contemplated thereby and the transactions contemplated thereby; (vi) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of Thimble Point or Pear to obtain financing to complete the proposed transaction or to satisfy other conditions to closing; (vii) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transaction; (viii) the ability to meet stock exchange listing standards following the consummation of the proposed transaction; (ix) the risk that the proposed transaction disrupts current plans and operations of Pear or diverts management’s attention from Pear’s ongoing business operations and potential difficulties in Pear employee retention as a result of the announcement and consummation of the proposed transaction; (x) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) costs related to the proposed transaction; (xii) changes in applicable laws or regulations; (xiii) the possibility that Pear or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (xiv) Pear’s estimates of expenses and profitability; (xv) the evolution of the markets in which Pear competes; (xvi) the ability of Pear to implement its strategic initiatives and continue to innovate its existing products; (xvii) the ability of Pear to defend its intellectual property and satisfy regulatory requirements; (xviii) the ability of Thimble Point to issue equity or equity-linked securities in connection with the proposed transaction or in the future; (xix) the impact of the COVID-19 pandemic on Pear’s business; and (xx) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Thimble Point’s final prospectus dated February 1, 2021 relating to its initial public offering and other risks and uncertainties indicated in Thimble Point’s registration statement on Form S-4 (File No. 333-257982) (the “Registration Statement”), which was declared effective by the SEC on October 26, 2021, and the definitive proxy statement/prospectus included therein, including those set forth under “Risk Factors” therein, and other documents filed and to be filed with the SEC by Thimble Point. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Readers are cautioned not to put undue reliance on forward-looking statements, and Thimble Point and Pear assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Thimble Point nor Pear gives any assurance that either Thimble Point or Pear will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by Thimble Point or Pear or any other person that the events or circumstances described in such statement are material.

Non-Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Thimble Point Acquisition Corp., Pear, or any of their respective affiliates. No such offering or securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This press release may be deemed to be solicitation material in respect of the proposed transactions contemplated by the Business Combination Agreement between Pear and Thimble Point.

Pear Media and Investors Contacts:

Meara Murphy, Senior Director of Corporate Communications

meara.murphy@peartherapeutics.com

Argot Partners

pear@argotpartners.com

Golin

golinpear@golin.com

Thimble Point Acquisition Corp. Contact:

Jason Gray

inquiry@thimblepoint.com